                                    VIP Growth Fund

                                    VIP Fixed Income Fund

                                    VIP Diversified Assets Fund








                            [LOGO]


                                    USAllianz VIP Funds

                                    Annual Report



                                    December 31, 1999



                                                    USAllianz Funds
                                                    [LOGO]

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

                               Table of Contents

                             Letter to Shareholders
                                     Page 1

                               Growth Fund Review
                                     Page 4

                            Fixed Income Fund Review
                                     Page 6

                         Diversified Assets Fund Review
                                     Page 8

                       Schedules of Portfolio Investments
                                    Page 10

                      Statements of Assets and Liabilities
                                    Page 16

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 18

                         Notes to Financial Statements
                                    Page 19

                              Financial Highlights
                                    Page 22

                         Report of Independent Auditors

 Letter to Shareholders

Dear Shareholders,

We are pleased to present this report for the new USAllianz Variable Insurance Products Trust (the "USAllianz VIP Funds"), which includes three portfolios: the Growth Fund, the Fixed Income Fund and the Diversified Assets Fund (each a "Fund" and collectively the "Funds"). This report covers the period from the Funds' inception on November 9, 1999 through December 31, 1999.

We introduced these Funds to provide our investors access to the asset management services of Allianz of America, Inc., a subsidiary of Allianz AG. In business for more than a century, Allianz AG is one of the world's largest insurance companies, with businesses in 68 countries and 105,000 employees worldwide. Allianz AG has also been awarded the highest ratings by AM Best (A++) and Standard & Poor's (AAA).

A Strong Economy and Equity Market
The period from the Funds' inception through December 31, 1999, was characterized by an unexpectedly strong economy, excellent performance by a small number of stocks and poor performance by bonds. In November, the Federal Reserve Board (the "Fed") increased interest rates for the third time during the year in order to slow the economy and head off inflation.

Stock market averages performed exceptionally well, although gains were concentrated among a small number of stocks. Investors especially favored the earnings potential of technology and other growth-oriented firms, while value stocks continued to lag.

The bond market was relatively flat during the period ended December 31, 1999, after performing poorly throughout most of 1999. Yields stood at their highest levels in years, due to the Fed's rate hikes and investors' fears that the strong economy would ignite inflation. Yields began to increase further toward the end of the period, as investors anticipated another rate hike at the Fed's February meeting.

Looking Ahead
As anticipated, the Fed again raised interest rates in early February by one quarter of a percentage point. Such an increase, combined with the Fed's three earlier interest rate hikes, should slow the economy enough to help prevent an uptick in inflation.

In this environment, we expect returns on equities to revert to levels closer to their historical norms. We will continue to use bottom-up stock research to identify companies with good long-term prospects, bearing in mind themes such as the technology revolution and consolidation in the financial services industry.

The past year's high bond yields could fall if the Fed's interest rate hikes are successful in slowing the economy and decreasing the likelihood of inflation. We will continue to look for opportunities to lock in high yields for shareholders in anticipation of an improving bond market.

We would like to remind shareholders that a long-term investment view is the best way to achieve long-term financial goals. Such an approach will help you weather short-term market volatility, allowing you to take advantage of the financial markets' growth potential over time.

Thank you for your confidence in the USAllianz VIP Funds. We will work hard to retain that trust, bringing to bear our expertise and our faith in the power of well-managed and well-diversified portfolios. If you have questions about the Funds, please call our shareholder representatives at 1-800-624-0197.

Sincerely,

[PHOTO APPEARS HERE]

/s/ David Marks
David P. Marks
Chief Investment Officer, Allianz of America, Inc.
Chairperson, USAllianz VIP


            The USAllianz VIP Funds are NOT INSURED BY THE FDIC or any other governmental agency, are not deposits or obligations of, or endorsed or guaranteed by, Allianz of America, Inc., the distributor or any of their affiliates, and involve investment risks, including the possible loss of the principal amount invested.

                      [This Page Intentionally Left Blank]

 Growth Fund

--------------------------------------------------------------------------------

What market factors affected the Fund's performance during the period between its inception and December 31, 1999?
Stock market averages climbed during the period, as a strong flow of funds into the market pushed up a small number of stocks. Shares of technology firms performed especially well. The Standard & Poor's 500 Stock Index (S&P 500 Index) gained 6.91% since the Fund's inception, while the Fund gained 8.52%. As of December 31, 1999 the Fund outperformed its benchmark, the S&P 500, by 161 basis points.

The Fund's returns were driven by individual stock selection in several sectors. Stocks that boosted the Fund's returns included retailer Home Depot (2.75% of net assets), up 30% for the period; broadband Internet access provider ADC Telecom (1.49%), up 46%; semiconductor capital equipment maker Novellus (0.79%), up 37%; Cisco (2.20%), up 42%; and computer hardware maker Sun Microsystems (3.11%), up 36%.*

What is your outlook for the economy and the stock market going forward?
As anticipated, the Fed raised interest rates in early 2000. Such a rate hike, in conjunction with previous interest rate increases by the Fed, we believe should slow the economy somewhat and help to prevent an uptick in inflation. In our opinion, economic growth will likely remain strong and we do not foresee a recession in the near future.

In addition, we continue to see strong corporate earnings, suggesting that the stock market can continue its positive performance. The recent merger and acquisition activity has taken some equity out of the market, while fund flows into the market remain strong. We believe that the combination of lower supply and strong demand could help push stock prices higher.

Going forward, we will continue to use bottom-up, fundamental stock selection in our efforts to outperform the Fund's benchmark, the S&P 500 Index. Stock selections will be influenced by several trends that have the potential to drive returns in various sectors. Those trends include the technology revolution, consolidation in the financial services industries, and the aging population.

The technology revolution allows companies to improve efficiency and productivity. These improvements should drive future earnings growth and support rising stock prices for companies that take advantage of new technologies. Likewise, consolidation in the financial services industry will allow large financial companies to take advantage of economies of scale and global economic growth, and potentially boost future earnings and stock prices. Meanwhile, the aging of the baby-boom generation means increased demand for the products and services of companies that cater to older consumers, such as health-care firms.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

[PHOTO APPEARS HERE]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable investment professionals who oversee the management of the Growth Fund, the equity investments of the Diversified Assets Fund and various other domestic and global equity portfolios. Mr. Clark has nearly three decades of professional investment experience.

Mr. Clark began his career as an investment analyst with Mutual of New York, and joined Allianz Life Insurance Company of North America as Chief Investment Officer in 1973. Along with his primary role as Senior Managing Director of equity investments, Mr. Clark serves on the Investment Policy Committee for Allianz Worldwide. He also provides senior level oversight of real estate investments and corporate finance activities.

Mr. Clark obtained both undergraduate and graduate degrees from the University of Wisconsin.

 Growth Fund Review

--------------------------------------------------------------------------------
Fund Objective

The Growth Fund, which commenced operations on November 9, 1999, seeks to provide long-term growth of capital by investing primarily in shares of larger companies primarily traded on U.S. exchanges. The Fund utilizes a bottom-up fundamental analysis and balances growth opportunities and less aggressive investments to manage risk.

                   [LINE GRAPH]

                     GROWTH FUND        S&P 500 INDEX
11/9/99                10,000              10,000
11/99                  10,160              10,203
12/99                  10,852              10,691

Average Annual Total Return as of December 31, 1999

                          Since
                        Inception
                1 Month (11/9/99)
---------------------------------
 Growth Fund    6.81%     8.52%
---------------------------------
 S&P 500 Index  5.89%     6.91%
---------------------------------

The Fund's performance is compared to the S&P 500 Index, an unmanaged index that represents the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

 Fixed Income Fund

--------------------------------------------------------------------------------
How did the Fund perform from inception on November 9, 1999, to December 31, 1999?
The Fund produced a total return of -1.79%, compared to -1.23% for the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index.

What were conditions in the bond market during the period from the Fund's inception through December 31, 1999?
Interest rates rose steadily during November and December of 1999. Investors feared that stronger-than-expected economic growth would prompt the Fed to raise short-term rates to ward off inflation. In fact, the Fed did raise rates once in November by one quarter of a percentage point.

How did you position the Fund in that environment?
During the Fund's first few weeks of operation, we structured the portfolio to address the market conditions that bond investors were likely to experience. We took advantage of what we view as relatively high long-term yields to establish the Fund's average duration at 5.85 years by the end of the period, versus 5.30 years for the Fund's benchmark.

What sectors of the bond market did you favor during the period?
Given the continuing strength of the U.S. economy and recovering overseas markets the fundamental credit strength of high quality bond issuers appears attractively priced versus U.S. Government Securities. As a result, we decided to overweight the corporate sector in the Fund's portfolio, which benefited the Fund's performance. We also overweighted mortgage-backed securities due to the attractive yields available from such issues.

The Fund's sector allocation as of December 31, 1999 was as follows: corporate bonds (49.3% of assets); mortgage-backed securities (21.1%); asset-backed securities (4.7%); U.S. Treasuries (16%); foreign government bonds (2.6%); and the remainder in cash and cash equivalents.*

What was the credit rating of the Fund's portfolio?
The overall rating was high, at AA. That rating is due largely to the Fund's overweighting in mortgage-backed securities, which are rated AAA. We did find opportunities among select A-rated corporate bonds. The extra yield available from such lower-rated issues was enough to compensate for those issues' modest additional credit risk--especially given the strong economic environment.*

How will you manage the Fund going forward?
As anticipated, the strong economic growth forced the Fed to raise interest rates again at the beginning of February. In our opinion, that should slow the economy, allowing bond yields to decline during 2000.

We believe the yield curve will probably flatten, reducing the yield advantage of longer-term issues. We will continue to position the Fund with a relatively long average maturity in anticipation of eventual rate declines, and we will also continue to overweight corporate bonds and mortgage-backed issues, given the attractive yields on such securities. We will continue to look for opportunities across the bond market to provide attractive returns to shareholders.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.
[PHOTO APPEARS HERE]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee the management of the Fixed Income Fund, the fixed income investments of the Diversified Assets Fund and other fixed income portfolios. He brings 24 years of investment experience to the management of the Funds.
Prior to joining Allianz of America in 1991, Mr. Brown served as Managing Director with CIGNA Investments. During his tenure, he was responsible for the company's public taxable and tax-exempt bond portfolios, as well as fixed income mutual funds and institutional client portfolios. His professional career also includes investment management and research positions with other money management and insurance companies, where he gained broad experience managing portfolios of government, corporate, mortgage-backed, high-yield and convertible securities and a wide range of derivative products. In addition to his primary role as Senior Managing Director, he serves on the Investment Policy Committee for Allianz Worldwide.
Mr. Brown earned both his bachelor's and master's degrees from Drexel
University.

 Fixed Income Fund Review

--------------------------------------------------------------------------------
Fund Objective:

The Fund, which commenced operations on November 9, 1999, seeks to maximize total return and generate current income. It primarily invests in a combination of U.S. dollar-denominated fixed-income securities, including government bonds, corporate bonds, asset-backed securities, mortgage-backed securities and municipal securities with an average maturity between 5 and 13 years when weighted to the Fund's holdings. The Fund utilizes a consistent and disciplined process consisting of global market analysis, risk profiling and fundamental analysis.


                        [LINE GRAPH]

                                      LEHMAN BROTHERS GOVERNMENT/
                   FIXED INCOME FUND     CORPORATE BOND INDEX
11/9/99                10,000                   10,000
11/99                   9,883                    9,938
12/99                   9,821                    9,877

Average Annual Total Return as of December 31, 1999

                                          Since
                                        Inception
                                1 Month (11/9/99)
-------------------------------------------------
 Fixed Income Fund              -0.62%   -1.79%
-------------------------------------------------
 Lehman Brothers
 Government/Corporate Bond
 Index                          -0.61%   -1.23%
-------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Government/Corporate Bond Index, an unmanaged index that is generally comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

 Diversified Assets Fund

--------------------------------------------------------------------------------

How did the Fund perform from inception on November 9, 1999, to December 31, 1999?
The Fund produced a total return of 2.81%, compared to -0.58% and 1.41% for the Fund's benchmarks, the Lehman Brothers Intermediate Government/
Corporate Bond Index and the Diversified Assets Customized Blended Index*, respectively.

What were the conditions in the stock and bond markets during the period from the Fund's inception through December 31, 1999?
The stock market performed well during the period, although its returns were powered by extremely large gains from a small number of stocks. Technology shares performed especially well, as investors favored tech companies' potential for future earnings growth. The S&P 500 Index/1/ gained 6.91% during the period.

Bond yields rose steadily during November and December of 1999. Investors feared that the strong economy would force the Fed to raise short-term rates to prevent inflation. In fact, the Fed did raise rates in November by one quarter of a percentage point.

How did you structure the Fund's stock and bond holdings in that environment? Our bottom-up stock-selection style led us to good opportunities in various sectors of the stock market. We invested in retailer Home Depot (0.92% of the Fund's net assets), Northern Trust Company (0.31%) in the financial services sector and computer hardware maker Sun Microsystems (1.05%) in the technology sector.**

The average maturity of the fixed income portion of the portfolio was 9.7 years as of December 31, 1999. That relatively long average maturity allowed us to lock in additional yields. We also overweighted corporate bonds, which provided significantly higher yields than government bonds. The average credit rating of the Fund's fixed income holdings finished the period at AA.**

How will you manage the Fund going forward?
In our opinion, stock market returns should revert to levels closer to historical norms. In this environment, we will rely upon fundamental stock analysis to identify investments that have the potential to outperform the market. We will also bear in mind trends such as the technology revolution and consolidation among financial services companies that could benefit investors in those sectors.

As anticipated, the Fed raised interest rates early in February to slow the economic growth rate and to attempt to ward off inflation. We will continue to position the Fund's fixed-income holdings with a relatively long average maturity to lock in attractive yields for shareholders when rates eventually fall. We will also continue to overweight corporate bonds to pick up the relatively high yields on those securities.

*The Diversified Assets Customized Blended Index is an index created by Allianz of America, Inc. consisting of several securities market indices including 65% of Lehman Brothers Intermediate Government/Corporate Bond Index, 25% of the S&P 500 Index and 10% of the 90-day Treasury Bill.

/1/The S&P 500 Index is an unmanaged index that represents the performance of the large capitalization equity market. Investors cannot invest directly in an index, although they can invest in the underlying securities.

**The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

[PHOTO APPEARS HERE]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee the management of the Fixed Income Fund, the fixed income investments of the Diversified Assets Fund and other fixed income portfolios. He brings 24 years of investment experience to the management of the Funds.


[PHOTO APPEARS HERE]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable investment professionals who oversee the management of the Growth Fund, the equity investments of the Diversified Assets Fund and various other domestic and global equity portfolios. Mr. Clark has nearly three decades of professional investment experience.

 Diversified Assets Fund Review

--------------------------------------------------------------------------------
Fund Objective:

The Diversified Assets Fund, which commenced operations on November 9, 1999, seeks to provide total return consistent with the reduction of long-term volatility by investing approximately 65% of its assets in fixed income securities, 25% in stocks and 10% in money market instruments. The Fund actively manages the asset class mix using a consistent and disciplined process consisting of a review of current economic activity, risk profiling, and a fundamental analysis of individual securities.

                        [LINE GRAPH]

                                                              DIVERSIFIED ASSETS
                   DIVERSIFIED   LEHMAN BROTHERS GOVERNMENT/      CUSTOMIZED
                   ASSETS FUND      CORPORATE BOND INDEX         BLENDED INDEX
11/9/99              10,000               10,000                    10,000
11/99                10,040               10,011                     9,975
12/99                10,281               10,141                     9,942


Average Annual Total Return as of December 31, 1999

                                          Since
                                        Inception
                                1 Month (11/9/99)
-------------------------------------------------
 Diversified Assets Fund        2.40%     2.81%
-------------------------------------------------
 Lehman Brothers Intermediate
 Government/Corporate Bond
 Index                          -0.33%   -0.58%
-------------------------------------------------
 Diversified Assets Customized
 Blended Index                  1.30%     1.41%
-------------------------------------------------

The Fund's performance is compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index that is generally comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, non-convertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The Fund is also compared to the Diversified Assets Customized Blended Index, a blended index created by Allianz of America, Inc. consisting of 65% of the Lehman Brothers Intermediate Government/Corporate Bond Index, 25% of the S&P 500 Index and 10% of the 90-day Treasury Bill. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 1999

                                                                       Market
 Shares                                                                 Value
 ------                                                              -----------
 Common Stocks (97.7%)
 Aerospace/Defense (2.1%)
   1,710 Cordant Technologies, Inc................................   $    56,430
   2,000 Honeywell International, Inc.............................       115,375
   1,000 United Technologies Corp.................................        65,000
                                                                     -----------
                                                                         236,805
                                                                     -----------
 Banking/Financial Services (14.4%)
     700 American Express Co......................................       116,374
   1,800 Associates First Capital Corp............................        49,388
   1,700 Bank of America Corp.....................................        85,319
      45 Berkshire Hathaway, Inc., Class B*.......................        82,350
   5,400 Citigroup, Inc...........................................       300,037
   1,700 Fannie Mae...............................................       106,144
   2,700 Fleet Boston Financial Corp..............................        93,994
   2,025 Legg Mason, Inc..........................................        73,406
     810 Lehman Brothers Holdings, Inc............................        68,597
   2,700 Mellon Financial Corp....................................        91,969
   1,125 Merrill Lynch & Co.......................................        93,938
   2,000 Northern Trust Corp......................................       106,000
     700 Providian Financial Corp.................................        63,744
   1,800 State Street Corp........................................       131,512
   4,050 Wells Fargo Co...........................................       163,771
                                                                     -----------
                                                                       1,626,543
                                                                     -----------
 Beverages (1.1%)
   1,000 Coca-Cola Co.............................................        58,250
   1,700 PepsiCo, Inc.............................................        59,925
                                                                     -----------
                                                                         118,175
                                                                     -----------
 Biotechnology (1.5%)
   1,800 Amgen, Inc.*.............................................       108,113
   1,350 Chiron Corp.*............................................        57,206
                                                                     -----------
                                                                         165,319
                                                                     -----------
 Chemicals (0.6%)
   1,305 Praxair, Inc.............................................        65,658
                                                                     -----------
 Computers (12.4%)
   2,300 Cisco Systems, Inc.*.....................................       246,388
   1,800 International Business Machines
          Corp....................................................       194,400
   4,000 Microsoft Corp.*.........................................       466,999
   4,500 Sun Microsystems, Inc.*..................................       348,469
     300 Yahoo!, Inc.*............................................       129,806
                                                                     -----------
                                                                       1,386,062
                                                                     -----------
 Electric Utilities (1.8%)
   2,700 AES Corp.*...............................................       201,825
                                                                     -----------
 Electrical Equipment (4.0%)
   2,925 General Electric Co......................................       452,644
                                                                     -----------
 Electronics (9.2%)
   1,125 Altera Corp.*............................................        55,758
   1,700 Applied Materials, Inc.*.................................       215,369

                                                                       Market
 Shares                                                                 Value
 ------                                                              -----------
 Common Stocks, continued
 Electronics, continued
   2,000 Applied Power, Inc.......................................   $    73,500
   3,600 Intel Corp...............................................       296,324
     720 Lam Research Corp.*......................................        80,325
   1,000 Micron Technology, Inc.*.................................        77,750
     720 Novellus Systems, Inc.*..................................        88,223
   1,530 Texas Instruments, Inc...................................       148,219
                                                                     -----------
                                                                       1,035,468
                                                                     -----------
 Food (0.2%)
     300 Wrigley (WM.) JR Co......................................        24,881
                                                                     -----------
 Health Care (1.5%)
   4,700 Medtronic, Inc...........................................       171,256
                                                                     -----------
 Household (3.6%)
   1,350 Clorox Co................................................        68,006
   1,300 Estee Lauder Companies, Inc., Class A....................        65,569
   1,755 Gillette Co..............................................        72,284
   1,000 Johnson & Johnson........................................        93,125
   1,000 Procter & Gamble Co......................................       109,563
                                                                     -----------
                                                                         408,547
                                                                     -----------
 Insurance (1.3%)
   1,300 American International Group, Inc........................       140,563
                                                                     -----------
 Investment Companies (1.8%)
   1,400 S&P Depositary Receipt...................................       205,625
                                                                     -----------
 Manufacturing (1.0%)
   1,000 AptarGroup, Inc..........................................        25,125
   1,350 Illinois Tool Works, Inc.................................        91,209
                                                                     -----------
                                                                         116,334
                                                                     -----------
 Media (2.5%)
   1,000 Gannett Co., Inc.........................................        81,563
   2,000 Omnicom Group............................................       200,000
                                                                     -----------
                                                                         281,563
                                                                     -----------
 Oil/Gas (7.4%)
   1,800 BP Amoco plc, ADR........................................       106,763
   2,700 Burlington Resources, Inc................................        89,269
   3,320 Exxon Mobil Corp.........................................       267,467
   2,300 Petroleum Geo-Services A/S, ADR*.........................        40,969
   2,300 R & B Falcon Corp.*......................................        30,475
   1,305 Royal Dutch Petroleum Co., ADR...........................        78,871
   1,700 Schlumberger Ltd.........................................        95,625
   2,000 Stolt Comex Seaway SA, ADR*..............................        22,125
     329 Transocean Sedco Forex, Inc..............................        11,087
   2,475 Unocal Corp..............................................        83,067
                                                                     -----------
                                                                         825,718
                                                                     -----------
 Paper/Forest Products (0.7%)
   1,700 Mead Corp................................................        73,844
                                                                     -----------

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Growth Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1999

                                                                       Market
 Shares                                                                 Value
 ------                                                              -----------
 Common Stocks, continued
 Pharmaceuticals (6.7%)
   1,575 Biochem Pharma, Inc.*....................................   $    34,256
   3,150 Bristol-Myers Squibb Co..................................       202,191
   2,700 Merck & Co., Inc.........................................       181,069
   5,130 Pfizer, Inc..............................................       166,404
   2,300 Schering-Plough Corp.....................................        97,031
     900 Warner-Lambert Co........................................        73,744
                                                                     -----------
                                                                         754,695
                                                                     -----------
 Retail/Wholesale (8.6%)
   1,755 Costco Wholesale Corp.*..................................       160,144
   1,800 CVS Corp.................................................        71,888
     700 Dayton-Hudson Corp.......................................        51,406
   4,500 Home Depot, Inc..........................................       308,530
   2,700 McDonald's Corp..........................................       108,844
   3,150 Office Depot, Inc.*......................................        34,453
   3,300 Wal-Mart Stores, Inc.....................................       228,113
                                                                     -----------
                                                                         963,378
                                                                     -----------
 Services (2.4%)
   3,700 Automatic Data Processing, Inc...........................       199,337
   1,000 DeVry, Inc.*.............................................        18,625
     540 InterWorld Corp.*........................................        46,103
                                                                     -----------
                                                                         264,065
                                                                     -----------

                                                                       Market
 Shares                                                                 Value
 ------                                                              -----------
 Common Stocks, continued
 Telecommunications (12.2%)
   2,300 ADC Telecommunications, Inc.*............................   $   166,894
   4,000 AT&T Corp................................................       202,999
   2,700 Bell Atlantic Corp.......................................       166,219
   2,700 Lucent Technologies, Inc.................................       201,994
     700 Nextel Communications, Inc., Class A*....................        72,188
   1,700 SBC Communications, Inc..................................        82,875
   3,375 Sprint Corp..............................................       227,179
   1,035 US West, Inc.............................................        74,520
   2,300 Winstar Communications, Inc.*............................       172,213
                                                                     -----------
                                                                       1,367,081
                                                                     -----------
 Tobacco (0.3%)
   1,350 Philip Morris Cos., Inc..................................        31,303
                                                                     -----------
 Travel/Entertainment (0.4%)
     990 Carnival Corp............................................        47,334
                                                                     -----------
  Total Common Stocks
   (Cost $10,130,140)--97.7%                                          10,964,686
                                                                     -----------
 Money Market Mutual Funds (2.2%)
 242,889 Valiant Sweep Account....................................       242,889
                                                                     -----------
  Total Money Market Mutual Funds                                        242,889
                                                                     -----------
  Total Investments
   (Cost $10,373,029) (a)--99.9%                                      11,207,575
  Other assets in excess of liabilities--0.1%                              5,987
                                                                     -----------
  Total Net Assets--100.0%                                           $11,213,562
                                                                     ===========

--------
* Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

   Unrealized appreciation....... $1,146,555
   Unrealized depreciation.......   (312,009)
                                  ----------
   Net unrealized appreciation... $  834,546
                                  ==========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Fixed Income Fund

                       Schedule of Portfolio Investments
                               December 31, 1999

 Principal                                                              Market
  Amount                                                                Value
 ---------                                                            ----------
 Corporate Bonds (49.3%)
 Aerospace/Defense (3.4%)
 $400,000  Raytheon Co., 6.40%, 12/15/18............................  $  333,316
                                                                      ----------
 Autos (6.1%)
  200,000  Delphi Automotive Systems Corp., 6.125%, 05/01/04........     189,376
  400,000  Ford Motor Co., 9.00%, 09/15/01..........................     413,259
                                                                      ----------
                                                                         602,635
                                                                      ----------
 Banking/Financial Services (15.6%)
  400,000  Associates Corp., 6.75%, 07/15/01........................     399,186
  250,000  Bank of America Corp., 6.625%, 06/15/04..................     244,307
  400,000  Household Finance Corp., 6.50%, 11/15/08.................     369,731
  200,000  Inter-American Development Bank, 6.75%, 07/15/27.........     183,231
  400,000  Merrill Lynch & Co., 6.50%, 07/15/18.....................     348,038
                                                                      ----------
                                                                       1,544,493
                                                                      ----------
 Beverages (2.5%)
  250,000  Diageo Capital plc, 6.625%, 06/24/04.....................     244,634
                                                                      ----------
 Electric Utilities (2.2%)
  250,000  Virginia Electric & Power, 5.73%, 11/25/08...............     219,658
                                                                      ----------
 Oil/Gas (2.3%)
  250,000  Conoco, Inc., 6.35%, 04/15/09............................     231,307
                                                                      ----------
 Paper/Forest Products (3.6%)
  400,000  Weyerhaeuser Co., 6.95%, 10/01/27........................     359,540
                                                                      ----------
 Retail/Wholesale (2.6%)
  250,000  Wal-Mart Stores, Inc., 7.50%, 05/15/04...................     255,229
                                                                      ----------
 Telecommunications (4.6%)
  250,000  AT&T Corp., 5.625%, 03/15/04.............................     237,019
  250,000  US West Capital Funding, Inc., 6.875%, 07/15/28..........     219,112
                                                                      ----------
                                                                         456,131
                                                                      ----------
 Transportation (2.5%)
  250,000  CSX Corp., 7.00%, 09/15/02...............................     247,978
                                                                      ----------
 Travel/Entertainment (3.9%)
  400,000  Walt Disney Co., 6.75%, 03/30/06.........................     390,970
                                                                      ----------
  Total Corporate Bonds                                                4,885,891
                                                                      ----------

 Principal                                                              Market
  Amount                                                                Value
 ---------                                                            ----------
 Asset Backed Securities (4.7%)
 $250,000  Chemical Master Credit Card Trust I, 5.98%, 09/15/08.....  $  237,613
  240,000  Discover Card Master Trust I, 6.05%, 08/18/08............     227,746
                                                                      ----------
  Total Asset Backed Securities                                          465,359
                                                                      ----------
 Commercial Paper (2.5%)
 Pharmaceuticals (2.5%)
  250,000  Glaxo Wellcome, plc, 6.05%, 02/04/00.....................     248,572
                                                                      ----------
  Total Commercial Paper                                                 248,572
                                                                      ----------
 Money Market Mutual Funds (2.3%)
  226,326  Valiant Sweep Account....................................     226,326
                                                                      ----------
  Total Money Market Mutual Funds                                        226,326
                                                                      ----------
 U.S. Government Agency Mortgages (18.7%)
 Federal National Mortgage Association
  466,019  Pool #447135, 6.50%, 11/01/29............................     439,369
  373,630  Pool #503222, 6.50%, 06/01/29............................     352,263
  495,606  Pool #504173, 6.50%, 10/01/29............................     467,264
  632,345  Pool #517110, 6.50%, 11/01/29............................     596,182
                                                                      ----------
  Total U.S. Government Agency Mortgages                               1,855,078
                                                                      ----------
 U.S. Government Agency Debt (2.4%)
 Federal Home Loan Mortgage Corporation
  250,000  5.00%, 01/15/04..........................................     233,785
                                                                      ----------
  Total U.S. Government Agency Debt                                      233,785
                                                                      ----------
 Foreign Government Bonds (2.6%)
  250,000  Ontario (Province of), 7.625%, 06/22/04..................     255,033
                                                                      ----------
  Total Foreign Government Bonds                                         255,033
                                                                      ----------
 U.S. Treasury Bonds (15.0%)
  750,000  U.S. Treasury Bond, 9.25%, 02/15/16......................     926,250
  525,000  U.S. Treasury Bond, 7.50%, 11/15/16......................     561,586
                                                                      ----------
  Total U.S. Treasury Bonds                                            1,487,836
                                                                      ----------
 U.S. Treasury Notes (1.0%)
  100,000  U.S. Treasury Note, 6.625%, 05/15/07.....................     100,406
                                                                      ----------
  Total U.S. Treasury Notes                                              100,406
                                                                      ----------
  Total Investments (Cost $9,959,626) (a)--98.5%                       9,758,286
                                                                      ----------
  Other assets in excess of liabilities--1.5%                            149,911
                                                                      ----------
  Total Net Assets--100.0%                                            $9,908,197
                                                                      ==========

--------
* Non-income producing security.
(a) Represents cost for federal tax purposes and differs from value by net unrealized depreciation as follows:

   Unrealized appreciation... $      --
   Unrealized depreciation...  (201,340)
                              ---------
   Net unrealized
   depreciation.............. $(201,340)
                              =========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Diversified Assets Fund

                       Schedule of Portfolio Investments
                               December 31, 1999

  Shares
    or
 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------
 Corporate Bonds (31.6%)
 Autos (4.3%)
 $200,000  Delphi Automotive Systems Corp., 6.125%, 05/01/04......   $   189,376
  250,000  Ford Motor Co., 9.00%, 09/15/01........................       258,287
                                                                     -----------
                                                                         447,663
                                                                     -----------
 Banking/Financial Services (8.7%)
  250,000  Associates Corp., 6.75%, 07/15/01......................       249,491
  250,000  Bank of America Corp., 6.625%, 06/15/04................       244,307
  200,000  Chase Manhattan Corp., 6.375%, 04/01/08................       185,480
  250,000  Household Finance Corp., 6.50%, 11/15/08...............       231,082
                                                                     -----------
                                                                         910,360
                                                                     -----------
 Beverages (2.4%)
  250,000  Diageo Capital plc, 6.625%, 06/24/04...................       244,634
                                                                     -----------
 Electric Utilities (2.1%)
  250,000  Virginia Electric & Power, 5.73%, 11/25/08.............       219,658
                                                                     -----------
 Insurance (2.4%)
  250,000  Hartford Life, Inc., 6.90%, 06/15/04...................       245,182
                                                                     -----------
 Oil/Gas (4.5%)
  250,000  Conoco, Inc., 6.35%, 04/15/09..........................       231,307
  250,000  Enron Corp., 6.45%, 11/15/01...........................       247,022
                                                                     -----------
                                                                         478,329
                                                                     -----------
 Retail/Wholesale (2.5%)
  250,000  Wal-Mart Stores, Inc., 7.50%, 05/15/04.................       255,229
                                                                     -----------
 Telecommunications (2.3%)
  250,000  AT&T Corp., 5.625%, 03/15/04...........................       237,019
                                                                     -----------
 Transportation (2.4%)
  250,000  CSX Corp., 7.00%, 09/15/02.............................       247,978
                                                                     -----------
  Total Corporate Bonds                                                3,286,052
                                                                     -----------
 Common Stocks (32.1%)
 Aerospace/Defense (0.7%)
      532  Cordant Technologies, Inc..............................        17,556
      600  Honeywell International, Inc...........................        34,613
      300  United Technologies Corp...............................        19,500
                                                                     -----------
                                                                          71,669
                                                                     -----------
 Banking/Financial Services (4.8%)
      200  American Express Co....................................        33,250
      560  Associates First Capital Corp..........................        15,365
      500  Bank of America Corp...................................        25,094
       14  Berkshire Hathaway, Inc., Class B*.....................        25,620
    1,680  Citigroup, Inc.........................................        93,344


                                                                       Market
  Shares                                                                Value
 --------                                                            -----------
 Common Stocks, continued
 Banking/Financial Services, continued
      500 Fannie Mae..............................................   $    31,219
      840 Fleet Boston Financial Corp.............................        29,243
      630 Legg Mason, Inc.........................................        22,838
      252 Lehman Brothers Holdings, Inc...........................        21,341
      840 Mellon Financial Corp...................................        28,613
      350 Merrill Lynch & Co......................................        29,225
      600 Northern Trust Corp.....................................        31,800
      200 Providian Financial Corp................................        18,213
      560 State Street Corp.......................................        40,914
    1,260 Wells Fargo Co..........................................        50,950
                                                                     -----------
                                                                         497,029
                                                                     -----------
 Beverages (0.3%)
      300 Coca-Cola Co............................................        17,475
      500 PepsiCo, Inc............................................        17,625
                                                                     -----------
                                                                          35,100
                                                                     -----------
 Biotechnology (0.8%)
    1,000 Amgen, Inc.*............................................        60,062
      420 Chiron Corp.*...........................................        17,798
                                                                     -----------
                                                                          77,860
                                                                     -----------
 Chemicals (0.2%)
      406 Praxair, Inc............................................        20,427
                                                                     -----------
 Computers (4.2%)
      700 Cisco Systems, Inc.*....................................        74,988
      630 International Business Machines Corp....................        68,040
    1,200 Microsoft Corp.*........................................       140,099
    1,400 Sun Microsystems, Inc.*.................................       108,412
      100 Yahoo!, Inc.*...........................................        43,269
                                                                     -----------
                                                                         434,808
                                                                     -----------
 Electric Utilities (0.6%)
      800 AES Corp.*..............................................        59,800
                                                                     -----------
 Electrical Equipment (1.4%)
      910 General Electric Co.....................................       140,823
                                                                     -----------
 Electronics (3.1%)
      350 Altera Corp.*...........................................        17,347
      500 Applied Materials, Inc.*................................        63,344
      600 Applied Power, Inc......................................        22,050
    1,120 Intel Corp..............................................        92,189
      224 Lam Research Corp.*.....................................        24,990
      308 Micron Technology, Inc.*................................        23,947
      224 Novellus Systems, Inc.*.................................        27,447
      476 Texas Instruments, Inc..................................        46,113
                                                                     -----------
                                                                         317,427
                                                                     -----------
 Food (0.1%)
      100 Wrigley (WM.) JR Co.....................................         8,294
                                                                     -----------

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Diversified Assets Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1999



                                                                       Market
  Shares                                                                Value
 --------                                                            -----------
 Common Stocks, continued
 Health Care (0.5%)
    1,400 Medtronic, Inc..........................................   $    51,013
                                                                     -----------
 Household (1.2%)
      420 Clorox Co...............................................        21,158
      400 Estee Lauder Companies, Inc., Class A...................        20,175
      546 Gillette Co.............................................        22,488
      300 Johnson & Johnson.......................................        27,938
      308 Procter & Gamble Co.....................................        33,745
                                                                     -----------
                                                                         125,504
                                                                     -----------
 Insurance (0.4%)
      400 American International Group, Inc.......................        43,250
                                                                     -----------
 Manufacturing (0.3%)
      300 AptarGroup, Inc.........................................         7,538
      420 Illinois Tool Works, Inc................................        28,376
                                                                     -----------
                                                                          35,914
                                                                     -----------
 Media (0.8%)
      300 Gannett Co., Inc........................................        24,469
      600 Omnicom Group...........................................        60,000
                                                                     -----------
                                                                          84,469
                                                                     -----------
 Oil/Gas (2.4%)
      560 BP Amoco plc, ADR.......................................        33,215
      800 Burlington Resources, Inc...............................        26,450
      996 Exxon Mobil Corp........................................        80,239
      700 Petroleum Geo-Services A/S, ADR*........................        12,469
      700 R & B Falcon Corp.*.....................................         9,275
      406 Royal Dutch Petroleum Co., ADR..........................        24,538
      500 Schlumberger Ltd........................................        28,125
      600 Stolt Comex Seaway SA, ADR*.............................         6,638
       97 Transocean Sedco Forex, Inc.............................         3,261
      770 Unocal Corp.............................................        25,843
                                                                     -----------
                                                                         250,053
                                                                     -----------
 Paper/Forest Products (0.2%)
      500 Mead Corp...............................................        21,719
                                                                     -----------
 Pharmaceuticals (2.2%)
      490 Biochem Pharma, Inc.*...................................        10,658
      980 Bristol-Myers Squibb Co.................................        62,903
      812 Merck & Co., Inc........................................        54,455
    1,596 Pfizer, Inc.............................................        51,770
      700 Schering-Plough Corp....................................        29,531
      280 Warner-Lambert Co.......................................        22,943
                                                                     -----------
                                                                         232,260
                                                                     -----------
 Retail/Wholesale (2.9%)
      546 Costco Wholesale Corp.*.................................        49,823
      560 CVS Corp................................................        22,365
      200 Dayton-Hudson Corp......................................        14,688
    1,386 Home Depot, Inc.........................................        95,027
      840 McDonald's Corp.........................................        33,863

  Shares
    or
 Principal                                                              Market
  Amount                                                                 Value
 ---------                                                             ---------
 Common Stocks, continued
 Retail/Wholesale, continued
      980  Office Depot, Inc.*......................................   $  10,719
    1,000  Wal-Mart Stores, Inc.....................................      69,124
                                                                       ---------
                                                                         295,609
                                                                       ---------
 Services (0.8%)
    1,148  Automatic Data Processing, Inc...........................      61,848
      300  DeVry, Inc.*.............................................       5,588
      168  InterWorld Corp.*........................................      14,343
                                                                       ---------
                                                                          81,779
                                                                       ---------
 Telecommunications (4.0%)
      700  ADC Telecommunications, Inc.*............................      50,794
    1,200  AT&T Corp................................................      60,899
      840  Bell Atlantic Corp.......................................      51,713
      800  Lucent Technologies, Inc.................................      59,850
      210  Nextel Communications, Inc., Class A*....................      21,656
      500  SBC Communications, Inc..................................      24,375
    1,050  Sprint Corp..............................................      70,677
      322  US West, Inc.............................................      23,184
      700  Winstar Communications, Inc.*............................      52,413
                                                                       ---------
                                                                         415,561
                                                                       ---------
 Tobacco (0.1%)
      420  Philip Morris Cos., Inc..................................       9,739
                                                                       ---------
 Travel/Entertainment (0.1%)
      308  Carnival Corp............................................      14,726
                                                                       ---------
  Total Common Stocks                                                  3,324,833
                                                                       ---------
 Commercial Paper (7.2%)
 Energy (1.9%)
 $200,000  Equitable Resources, Inc., 5.88%, 01/18/00...............     199,445
                                                                       ---------
 Pharmaceuticals (5.3%)
  150,000  Pfizer, Inc., 5.80%, 01/21/00............................     149,517
  400,000  Pharmacia & Upjohn, Inc., 5.87%, 01/26/00................     398,369
                                                                       ---------
                                                                         547,886
                                                                       ---------
  Total Commercial Paper                                                 747,331
                                                                       ---------
 Asset Backed Securities (4.0%)
  250,000  Discover Card Master Trust, 6.20%, 05/16/06..............     243,125
  180,000  Fleet Credit Card Master Trust, 6.00%, 11/15/05..........     175,723
                                                                       ---------
  Total Asset Backed Securities                                          418,848
                                                                       ---------
 Money Market Mutual Funds (3.6%)
  369,288  Valiant Sweep Account, 5.34%, 01/04/00...................     369,288
                                                                       ---------
  Total Money Market Mutual Funds                                        369,288
                                                                       ---------

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Diversified Assets Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1999

 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------
 Foreign Government Bonds (2.5%)
 $250,000  Ontario (Province of), 7.625%, 06/22/04................   $   255,033
                                                                     -----------
  Total Foreign Government Bonds                                         255,033
                                                                     -----------
 U.S. Treasury Notes (9.6%)
  700,000  U.S. Treasury Note, 5.875%, 10/31/01...................       695,407
  100,000  U.S. Treasury Note, 6.25%, 02/15/07....................        98,406
  200,000  U.S. Treasury Note, 6.50%, 08/15/05....................       200,000
                                                                     -----------
  Total U.S. Treasury Notes                                              993,813
                                                                     -----------
 U.S. Government Agency Mortgages (6.4%)
 Federal National Mortgage Association
  707,718  Pool #504173, 6.50%, 10/01/29..........................       667,246
                                                                     -----------
  Total U.S. Government Agency Mortgages                                 667,246
                                                                     -----------

 Principal                                                             Market
  Amount                                                                Value
 ---------                                                           -----------
 U.S. Government Agency Debt (2.3%)
 Federal Home Loan Mortgage Corporation
 $250,000  5.00%, 01/15/04........................................   $   233,785
                                                                     -----------
  Total U.S. Government Agency Debt                                      233,785
                                                                     -----------
  Total Investments
   (Cost $10,119,333) (a)--99.3%                                      10,296,229
  Other assets in excess of liabilities--0.7%                             74,532
                                                                     -----------
  Total Net Assets--100.0%                                           $10,370,761
                                                                     ===========

--------
* Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

   Unrealized appreciation.... $355,870
   Unrealized depreciation.... (178,974)
                               --------
   Net unrealized
   appreciation............... $176,896
                               ========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      Statements of Assets and Liabilities
                               December 31, 1999


                                              Growth    Fixed Income  Diversified
                                               Fund         Fund      Assets Fund
                                            ----------- ------------  -----------
                  ASSETS
Investments, at value (cost $10,373,029,
 $9,959,626, $10,119,333).................. $11,207,575 $ 9,758,286   $10,296,229
Dividends and interest receivable..........       8,649     149,633        77,718
Receivable from Investment Adviser.........      34,202      35,990        32,889
                                            ----------- -----------   -----------
  Total Assets.............................  11,250,426   9,943,909    10,406,836
                                            ----------- -----------   -----------
                LIABILITIES
Distribution fees payable..................       3,750       3,529         3,589
Custody fees payable.......................       1,670       1,666         1,668
Administration fees payable................         576         548           552
Other accrued liabilities..................      30,868      29,969        30,266
                                            ----------- -----------   -----------
  Total Liabilities........................      36,864      35,712        36,075
                                            ----------- -----------   -----------
NET ASSETS................................. $11,213,562 $ 9,908,197   $10,370,761
                                            =========== ===========   ===========
Shares of beneficial interest outstanding
 (unlimited shares authorized).............   1,033,827   1,016,822     1,013,684
Net Asset Value, offering price and
redemption price per share................. $     10.85 $      9.74   $     10.23
           NET ASSETS CONSIST OF
Capital.................................... $10,351,171 $10,166,042   $10,137,993
Accumulated net realized gain/(loss).......      27,845     (56,505)       55,872
Net unrealized appreciation/(depreciation)
on investments.............................     834,546    (201,340)      176,896
                                            ----------- -----------   -----------
  TOTAL NET ASSETS......................... $11,213,562 $ 9,908,197   $10,370,761
                                            =========== ===========   ===========

                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                            Statements of Operations
                   For the Period Ended December 31, 1999 (a)


                                                Growth   Fixed Income Diversified
                                                 Fund        Fund     Assets Fund
                                               --------  ------------ -----------
Investment Income:
Dividends..................................... $ 14,568   $   2,468    $  4,962
Interest......................................      820      89,584      61,529
                                               --------   ---------    --------
  Total Investment Income.....................   15,388      92,052      66,491
                                               --------   ---------    --------
Expenses:
Investment Advisory fees......................   11,369       7,125       8,031
Administration fees...........................    7,151       7,123       7,128
Distribution fees.............................    3,750       3,529       3,589
Custodian fees................................    1,670       1,666       1,668
Fund Accounting fees..........................      493         708       1,031
Audit fees....................................   11,740      12,193      12,026
Organization fees.............................   10,385       9,649       9,912
Printing fees.................................    5,885       5,468       5,617
Legal fees....................................    2,885       2,680       2,753
Offering fees.................................    2,596       2,412       2,478
Other expenses................................    1,236       1,195       1,235
                                               --------   ---------    --------
  Total expenses before
   waivers/reimbursements.....................   59,160      53,748      55,468
  Less expenses waived/reimbursed.............  (45,571)    (43,116)    (40,920)
                                               --------   ---------    --------
  Total Net Expenses..........................   13,589      10,632      14,548
                                               --------   ---------    --------
Net Investment Income.........................    1,799      81,420      51,943
                                               --------   ---------    --------
Net Realized Gain/(Loss) on Investments.......   27,855     (56,505)     56,166
Net change in unrealized
appreciation/(depreciation) on investments....  834,546    (201,340)    176,896
                                               --------   ---------    --------
Net realized and unrealized gain/(loss) on
investments...................................  862,401    (257,845)    233,062
                                               --------   ---------    --------
Net increase/(decrease) in net assets
resulting from operations..................... $864,200   $(176,425)   $285,005
                                               ========   =========    ========

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      Statements of Changes in Net Assets


                                     Growth             Fixed Income           Diversified
                                      Fund                  Fund               Assets Fund
                              --------------------- --------------------- ---------------------
                                  Period Ended          Period Ended          Period Ended
                              December 31, 1999 (a) December 31, 1999 (a) December 31, 1999 (a)
                              --------------------- --------------------- ---------------------
Operations:
 Net investment income......       $     1,799           $    81,420           $    51,943
 Net realized gain/(loss) on
  investments...............            27,855               (56,505)               56,166
 Net change in unrealized
  appreciation/(depreciation)
  on investments............           834,546              (201,340)              176,896
                                   -----------           -----------           -----------
 Net increase/(decrease) in
  net assets resulting from
  operations................           864,200              (176,425)              285,005
                                   -----------           -----------           -----------
Distributions to
Shareholders From:
 Net investment income......            (1,809)              (82,494)              (52,237)
                                   -----------           -----------           -----------
  Net decrease in net assets
   resulting from
   distributions............            (1,809)              (82,494)              (52,237)
                                   -----------           -----------           -----------
Shares of Beneficial
Interest:
 Proceeds from shares
  issued....................        10,442,601            10,186,882            10,137,993
 Proceeds from dividends
  reinvested................               --                  2,674                   --
 Cost of shares redeemed....           (91,430)              (22,440)                  --
                                   -----------           -----------           -----------
  Net increase in net assets
   from shares of beneficial
   interest.................        10,351,171            10,167,116            10,137,993
                                   -----------           -----------           -----------
Total increase in net
assets......................        11,213,562             9,908,197            10,370,761
Net Assets:
 Beginning of period........               --                    --                    --
                                   -----------           -----------           -----------
 End of period..............       $11,213,562           $ 9,908,197           $10,370,761
                                   ===========           ===========           ===========

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         Notes to Financial Statements
                               December 31, 1999


1.Organization

 The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of five series, the Money Market Fund, the Fixed Income Fund, the Diversified Assets Fund, the Growth Fund and the Global Opportunities Fund (collectively the "Funds" and individually a "Fund"). The Money Market Fund and the Global Opportunities Fund became active on February 1, 2000. The Trust is authorized to issue an unlimited number of shares. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

2.Significant Accounting Policies

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

 Security Valuation

 Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. These persons may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations.

 Security Transactions and Related Investment Income

 Security transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Corporate actions (including cash dividends) are recorded on the ex-date or after the ex-date as the Fund becomes aware of such action, net of any non-refundable tax withholdings. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

 Dividends and Distributions

 Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions-in-kind and wash sales for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

 Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 1999


 As of December 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                                Accumulated
                               (Distributions in excess of)  Undistributed Net
                                    Undistributed Net       Realized Gain/(Loss)
                                    Investment Income          on Investments
                               ---------------------------- --------------------
  Fixed Income Fund...........            1,074                       --
  Diversfied Assets Fund......              294                     (294)
  Growth Fund.................               10                      (10)

 Organizational Expenses

 All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, were paid on behalf of the Trust by Allianz of America, Inc.

3.Management, Administration, Fund Accounting Agreements

 Allianz of America, Inc., (the "Investment Adviser") provides advisory and management services to the Funds under separate management contracts. The Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.50% for the Fixed Income Fund, 0.55% for the Diversified Assets Funds and 0.75% for the Growth Fund of each Fund's average net assets. The Investment Adviser has voluntarily agreed to waive fees and reimburse the Funds to limit the annual expenses to 0.75% for the Fixed Income Fund, 1.00% for the Diversified Assets Fund and 0.90% for the Growth Fund of each Fund's average net assets. For the period ended December 31, 1999, the amount of such waivers totaled $7,125, $8,031 and $11,369 for the Fixed Income Fund, Diversified Assets Fund and the Growth Fund, respectively. For the period ended December 31, 1999, the amount of such reimbursements totaled $35,991, $32,889 and $34,202 for the Fixed Income Fund, Diversified Assets Fund and the Growth Fund, respectively.

 BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, computed daily and paid monthly, and is reimbursed for certain out-of pocket expenses incurred. The amount of such payments for the period ended December 31, 1999 totaled $7,123, $7,128 and $7,151 for the Fixed Income Fund, the Diversified Assets Fund and the Growth Fund, respectively.

 The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, each Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets. The amount of such payments totaled $3,529, $3,589 and $3,750 for the Fixed Income Fund, the Diversified Assets Fund and the Growth Fund, respectively, for the period ended December 31, 1999.

4.Federal Income Taxes

 It is each Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

 Capital losses incurred after October 31st, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses:

                                                                         Post-
                                                                        October
                                                                        Losses
                                                                        -------
  Fixed Income Fund.................................................... $56,505
  Diversified Assets Fund..............................................     --
  Growth Fund..........................................................     --

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 1999


5.Security Purchases and Sales

 For the period ended December 31, 1999, purchases and sales of securities (excluding short-term securities) were as follows:

                                                          Purchases    Sales
                                                         ----------- ----------
  Fixed Income Fund..................................... $14,486,410 $5,518,241
  Diversified Assets Fund...............................  13,632,466  4,686,371
  Growth Fund...........................................  10,634,782    532,497

6.Trustee Fees

 The unaffiliated Trustees of the Trust each receive a $2,000 meeting fee for each meeting of the Trustees of the Trust attended and receive reimbursement of out-of-pocket expenses incurred in connection with attendance at such meetings.

7.Sales and Redemptions of Shares

 Transactions in shares of beneficial interest were as follows:

                                         Period Ended December 31, 1999 (a)
                                         --------------------------------------
                                            Fixed      Diversified
                                            Income        Assets       Growth
                                             Fund          Fund         Fund
                                         -----------  -------------------------
  Shares Sold...........................   1,018,811     1,013,684    1,042,783
  Issued upon reinvestment of
  distributions.........................         268            --           --
  Shares redeemed.......................      (2,257)           --       (8,956)
                                         -----------   -----------  -----------
  Net increase..........................   1,016,822     1,013,684    1,033,827

 (a) From commencement of operations on November 9, 1999 to December 31,
     1999.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                                Growth Fund
                                                                -----------
                                                               Period Ended
                                                           December 31, 1999 (a)
                                                           ---------------------
Net Asset Value, Beginning of Period.....................         $ 10.00
                                                                  -------
Income from Investment Operations:
 Net investment income...................................             --
 Net realized and unrealized gain on investments.........            0.85
                                                                  -------
 Total from Investment Operations........................            0.85
                                                                  -------
Distributions to shareholders from:
 Net investment income...................................             -- *
                                                                  -------
 Total Distributions to Shareholders.....................             --
                                                                  -------
Net Asset Value, End of Period...........................         $ 10.85
                                                                  =======
Total Return.............................................            8.52%**
Ratios to Average Net Assets/Supplemental Data:
Net Assets, end of period (000)..........................         $11,214
Net investment loss before waivers/reimbursements........           (2.89%)***
Net investment income net of waivers/reimbursements......            0.12%***
Expenses before waivers/reimbursements...................            3.90%***
Expenses net of waivers/reimbursements...................            0.90%***
Portfolio turnover rate..................................            5.27%

--------
(a)  From commencement of operations on November 9, 1999 to December 31, 1999.
  * Distributions from net investment income were less than one cent per share.
 **  Total return for periods less than one year is not annualized.
***  Annualized.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                             Fixed Income Fund
                                                             -----------------
                                                               Period Ended
                                                           December 31, 1999 (a)
                                                           ---------------------
Net Asset Value, Beginning of Period.....................         $10.00
                                                                  ------
Income from Investment Operations:
 Net investment income...................................           0.08
 Net realized and unrealized loss on investments.........          (0.26)
                                                                  ------
 Total from Investment Operations........................          (0.18)
                                                                  ------
Distributions to shareholders from:
 Net investment income...................................          (0.08)
                                                                  ------
 Total Distributions to Shareholders.....................          (0.08)
                                                                  ------
Net Asset Value, End of Period...........................         $ 9.74
                                                                  ======
Total Return.............................................          (1.79%)*
Ratios to Average Net Assets/Supplemental Data:
Net Assets, end of period (000)..........................         $9,908
Net investment income before waivers/reimbursements......           2.69%**
Net investment income net of waivers/reimbursements......           5.71%**
Expenses before waivers/reimbursements...................           3.77%**
Expenses net of waivers/reimbursements...................           0.75%**
Portfolio turnover rate..................................          55.81%

--------
(a)  From commencement of operations on November 9, 1999 to December 31, 1999.
 *  Total return for periods less than one year is not annualized.
**  Annualized.
                See accompanying notes to financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                              Financial Highlights

                                                         Diversified Assets Fund
                                                         -----------------------
                                                              Period Ended
                                                          December 31, 1999 (a)
                                                          ---------------------
Net Asset Value, Beginning of Period...................          $ 10.00
                                                                 -------
Income from Investment Operations:
 Net investment income.................................             0.05
 Net realized and unrealized gain on investments.......             0.23
                                                                 -------
 Total from Investment Operations......................             0.28
                                                                 -------
Distributions to shareholders from:
 Net investment income.................................            (0.05)
                                                                 -------
 Total Distributions to Shareholders...................            (0.05)
                                                                 -------
Net Asset Value, End of Period.........................          $ 10.23
                                                                 =======
Total Return...........................................             2.81%*
Ratios to Average Net Assets/Supplemental Data:
Net Assets, end of period (000)........................          $10,371
Net investment income before waivers/reimbursements....             0.75%**
Net investment income net of waivers/reimbursements....             3.56%**
Expenses before waivers/reimbursements.................             3.80%**
Expenses net of waivers/reimbursements.................             1.00%**
Portfolio turnover rate................................            52.17%

--------
(a)  From commencement of operations on November 9, 1999 to December 31, 1999.
 *  Total return for periods less than one year is not annualized.
**  Annualized.
                See accompanying notes to financial statements.

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
USAllianz Variable Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities of USAllianz Variable Insurance Products Trust (Growth Fund, Fixed Income Fund, and Diversified Assets Fund) including the schedules of portfolio investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the management of The USAllianz Variable Insurance Products Trust. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising The USAllianz Variable Insurance Products Trust as of December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 22, 2000

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